UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940				25-1255406
(Commission File Number)				(IRS Employer Identification No.)

One North Shore Center,	12 Federal Street,	Pittsburgh,	PA	15212
(Address of Principal Executive Offices)				(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange

Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 10, 2022, shareholders voted on the matters set forth below.

Proposal 1 - Election of Directors

Our eleven director nominees proposed by the Board of Directors were elected to serve until the 2023 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	%	Withhold	%	Broker Non-Votes
Pamela A. Bena	268,184,845	97.78%	6,091,371	2.22%	34,235,167
William B. Campbell	244,624,613	89.19%	29,651,603	10.81%	34,235,167
James D. Chiafullo	261,785,369	95.45%	12,490,847	4.55%	34,235,167
Vincent J. Delie, Jr.	263,205,731	95.96%	11,070,485	4.04%	34,235,167
Mary Jo Dively	269,222,020	98.16%	5,054,196	1.84%	34,235,167
David J. Malone	244,835,637	89.27%	29,440,579	10.73%	34,235,167
Frank C. Mencini	265,707,368	96.88%	8,568,848	3.12%	34,235,167
David L. Motley	266,162,222	97.04%	8,113,994	2.96%	34,235,167
Heidi A. Nicholas	269,213,177	98.15%	5,063,039	1.85%	34,235,167
John S. Stanik	269,766,649	98.36%	4,509,567	1.64%	34,235,167
William J. Strimbu	245,139,049	89.38%	29,137,167	10.62%	34,235,167

Proposal 2 - Approval and Adoption of the F.N.B. Corporation 2022 Incentive Compensation Plan

The approval and adoption of the F.N.B. Corporation 2022 Incentive Compensation Plan was approved by a vote of the common shareholders as follows:

For	%	Against	%	Abstain	Broker Non-Votes
250,943,711	91.75%	22,562,636	8.25%	769,869	34,235,167

Proposal 3 - Adoption of Advisory (non-binding) Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2021 compensation of our named executive officers was approved by a vote of the common shareholders as follows:

For	%	Against	%	Abstain	Broker Non-Votes
244,842,274	89.60%	28,430,685	10.40%	1,003,257	34,235,167

Proposal 4 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 was approved by a vote of the common shareholders as follows:

For	%	Against	%	Abstain	Broker Non-Votes
303,356,596	98.50%	4,629,356	1.50%	525,431	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 12, 2022